Financial Instruments	12 Months Ended
Jun. 30, 2023
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS

13. FINANCIAL INSTRUMENTS

The Company manages its exposure to financial risks, including liquidity risk, foreign exchange rate risk, interest rate risk, credit risk, and equity price risk in accordance with its risk management framework. The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.

(a)	Fair Value

The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurement (“IFRS 13”).

Level 1 – Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

Level 2 – Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3 – Unobservable inputs which are supported by little or no market activity.

The following table sets forth the Company’s financial assets that are measured at fair value on a recurring basis by level within the fair value hierarchy as at June 30, 2023 and June 30, 2022 that are not otherwise disclosed. As required by IFRS 13, financial assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair value as at June 30, 2023
Recurring measurements	Level 1	Level 2	Level 3	Total
Financial Assets
Cash	$6,296,312	$-	$-	$6,296,312
Short-term investments	198,375	-	-	198,375
Equity investments	283,081	-	-	283,081

	Fair value as at June 30, 2022
Recurring measurements	Level 1	Level 2	Level 3	Total
Financial Assets
Cash	$29,322,504	$-	$-	$29,322,504
Short-term investments	192,398	-	-	192,398
Equity investments	496,741	-	-	496,741

Fair value of other financial instruments excluded from the table above approximates their carrying amount as of June 30, 2023, and June 30, 2022, respectively, due to the short-term nature of these instruments.

There were no transfers into or out of Level 3 during the year ended June 30, 2023.

(b)	Liquidity Risk

The Company has a history of losses and no operating revenues from its operations. Liquidity risk is the risk that the Company will not be able to meet its short term business requirements. As at June 30, 2023, the Company had a working capital position of $5,211,294 and sufficient cash resources to meet the Company’s short-term financial liabilities and its planned exploration and development expenditures on various projects in Bolivia for, but not limited to, the next 12 months.

In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following summarizes the remaining contractual maturities of the Company’s financial liabilities:

	June 30, 2023		June 30, 2022
	Due within a year	Total	Total
Accounts payable and accrued liabilities	$2,280,553	$2,280,553	$3,492,269
Due to a related party	56,102	56,102	377,031
	$2,336,655	$2,336,655	$3,869,300

(c)	Foreign Exchange Risk

The Company is exposed to foreign exchange risk when it undertakes transactions and holds assets and liabilities denominated in foreign currencies other than its functional currencies. The functional currency of the head office, Canadian subsidiaries and all intermediate holding companies is CAD. The functional currency of all Bolivian subsidiaries is USD. The functional currency of the Chinese subsidiary is RMB. The Company currently does not engage in foreign exchange currency hedging. The Company’s exposure to foreign exchange risk that could affect net income is summarized as follows:

Financial assets denominated in foreign currencies other than
relevant functional currency	As at June 30, 2023	June 30, 2022
United States dollars	$320,994	$468,714
Bolivianos	869,869	886,188
Total	$1,190,863	$1,354,902

Financial liabilities denominated in foreign currencies other than relevant functional currency
United States dollars	$73,970	$-
Bolivianos	1,543,889	1,619,261
Total	$1,617,859	$1,619,261

As at June 30, 2023, with other variables unchanged, a 1% strengthening (weakening) of the USD against the CAD would have increased (decreased) net income by approximately $2,500.

As at June 30, 2023, with other variables unchanged, a 1% strengthening (weakening) of the Bolivianos against the USD would have increased (decreased) net income by approximately $6,800.

(d)	Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company holds a portion of cash in bank accounts that earn variable interest rates. Due to the short-term nature of these financial instruments, fluctuations in market rates do not have significant impact on the fair values of the financial instruments as of June 30, 2023. The Company, from time to time, also owns guaranteed investment certificates (“GICs”) and bonds that earn interest payments at fixed rates to maturity. Fluctuation in market interest rates usually will have an impact on bond’s fair value. An increase in market interest rates will generally reduce bond’s fair value while a decrease in market interest rates will generally increase it. The Company monitors market interest rate fluctuations closely and adjusts the investment portfolio accordingly.

(e)	Credit Risk

Credit risk is the risk of financial loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations. The Company’s exposure to credit risk is primarily associated with cash, bonds, and receivables. The carrying amount of financial assets included on the statement of financial position represents the maximum credit exposure.

The Company has deposits of cash that meet minimum requirements for quality and liquidity as stipulated by the Board. Management believes the risk of loss to be remote, as the majority of its cash are held with major financial institutions. Bonds by nature are exposed to more credit risk than cash. The Company manages its risk associated with bonds by only investing in large globally recognized corporations from diversified industries. As at June 30, 2023, the Company had a receivables balance of $421,860 (June 30, 2022 - $3,193,926). There were no material amounts in receivables which were past due on June 30, 2023 (June 30, 2022 - $nil).

(f)	Equity Price Risk

The Company holds certain marketable securities that will fluctuate in value as a result of trading on global financial markets. Based upon the Company’s portfolio at June 30, 2023, a 10% increase (decrease) in the market price of the securities held, ignoring any foreign exchange effects would have resulted in an increase (decrease) to net income of approximately $30,000.